UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Commercial Boulevard, Suite 201
Ft. Lauderdale, Florida 33308
Telephone No.:   954-351-2554
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 24, 2010, as previously reported on Form 8-K filed on March 3, 2010, Registrant’s Board of Directors approved the entry into an Acquisition Agreement to acquire all of the outstanding shares of Sunarias Corporation, as a result of which Sunarias would become a wholly-owned subsidiary of Registrant.  A copy of the Acquisition Agreement is filed with this Current Report as Exhibit 2.2 and is incorporated by this reference. Sunarias Corporation is a California corporation engaged in thermal and solar energy management. Sunarias marries absorption chilling and solar thermal technologies to provide commercial buildings with energy efficiency at a lower cost.  Sunarias assists commercial entities in hedging against extraordinary utility costs, and may be appropriate for use by schools, hospitals, or municipal buildings, among others.

On May 18, 2010, the acquisition of all of the outstanding stock of Sunarias Corporation was closed with the issue of 5,000,000 common shares of Registrant for all of the issued and outstanding shares of Sunarias Corporation, as a result of which Sunarias became a wholly-owned subsidiary of Registrant. Accordingly, the following information is provided:

(a)	Date of Completion of Acquisition – May 18, 2010

(b)	Alternative Energy Partners, Inc. (Registrant) acquired all of the issued and outstanding shares of Sunarias Corporation and Sunarias became a wholly-owned subsidiary of Registrant.

(c)
The shares of Sunarias Corporation were acquired by Registrant from Healthcare of Today, Inc., a California corporation.  On May 5, 2010, Healthcare of Today, Inc. previously acquired 25 million shares of common stock of Registrant from a shareholder in a private transaction as described in Item 5.01 (Changes in Control of Registrant) of this report..  The acquired shares represented 56.8 percent of the then issued and outstanding shares of Registrant.

(d)
Healthcare of Today, Inc. agreed to transfer 100,000 (100%) of the outstanding shares of Sunarias held by it to Registrant in exchange for 5,000,000 shares of common stock of Alternative Energy Partners, Inc. (the “Share Exchange”).

(e)	No cash consideration was used in the acquisition of Sunarias by Registrant. The transaction was accomplished as a stock for stock exchange.

(f)
The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act immediately before the completion of the Share Exchange).  As a result of the Share Exchange, Sunarias became our wholly owned subsidiary and became our main operational business.  Consequently, we believe that the Share Exchange has caused us to cease to be a shell company.

Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below in Section 5 – Corporate Governance and Management (Item 5.01 Changes in Control of Registrant) is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting the Company’s Common Stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange, with such information reflecting the Company and its securities upon consummation of the Share Exchange.

 Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities

In connection with the Share Exchange described under Item 1.01, above, on May 18, 2010, Registrant issued an aggregate of 5,000,000 shares of its common stock (the “Exchange Consideration”) to the sole shareholder of Sunarias Corporation for 100,000 shares of the outstanding common stock of Sunarias Corporation. The Exchange Consideration represents approximately 11 percent of the shares of common stock of Registrant outstanding immediately following the exchange (5,000,000 shares out of a total of 49,547,000 shares of Registrant then outstanding). These shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.  The stock certificate representing the Exchange Consideration has a restrictive legend it, limiting re-sales of the Exchange Consideration unless registered or transferred under an applicable exemption from registration. Healthcare of Today, Inc., as the sole shareholder of Sunarias Corporation which received the Exchange Consideration, was provided with full access to operating and financial information regarding Registrant as part of its due diligence under the Acquisition Agreement. No general solicitation or general advertising was employed in the offer and sale of the Exchange Consideration.

In addition to the Exchange Consideration, on May 5, 2010, Healthcare of Today, Inc. also acquired 25,000,000 shares of common stock of Registrant, representing 57 percent of the then outstanding stock of Registrant, in a private transaction with a single shareholder of Registrant, in exchange for 25,000 shares of Healthcare of Today, Inc. common stock, valued at $12.00 per share for purposes of the acquisitions.  The acquisition of these shares was undertaken pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

As a result of the acquisition of the 25,000,000 shares on May 5, 2010 and the receipt of the Exchange Consideration on May 18, 2010, Healthcare of Today, Inc. now holds 30,000,000 shares of the common stock of Registrant, out of a total of 49,547,000 common shares issued and outstanding, or 60.5 percent of the outstanding shares.

Section 5 – Corporate Governance and Management
Item 5.01 Changes in Control of Registrant

(a) As a result of the acquisition of Sunarias Corporation on May 18, 2010  and the previous acquisition of 25 million shares of the outstanding stock of Registrant by Healthcare of Today, Inc. on May 5, 2010, a change in control of Registrant has occurred.  The following information is provided as required, relating to the change of control:

(1)	Healthcare of Today, Inc. has acquired control of Alternative Energy Partners, Inc. (Registrant)

(2)
On May 5, 2010, Healthcare of Today, Inc acquired 25,000,000 shares (56.1%) of Alternative Energy Partners, Inc. (Registrant) from Regina L. Green for 25,000 shares of Healthcare of Today, Inc. valued in the acquisition agreement at $12.00 per share, or a total acquisition value of $300,000.  On May 18, 2010, Healthcare acquired an additional 5,000,000 common shares of Registrant in exchange for all of the outstanding shares of Sunarias Corporation held by it. As a result of these two transactions, Healthcare of Today, Inc. holds 30,000,000 shares of Registrant out of a total of 49,547,000 shares outstanding, or 60.5 percent.

(3)	Healthcare of Today, Inc. owns 60.5% of the issued and outstanding voting securities of Registrant.

(4)
25,000 shares of Healthcare of Today, Inc were given as consideration for the acquisition of the 25,000,000 shares of common stock, acquired from a single shareholder of Registrant in a private transaction.  A total of 100,000 shares of Sunarias Corporation, representing 100 percent of the issued and outstanding shares of Sunarias, were exchange with Registrant for the 5,000,000 shares of common stock of Registrant.

(5)
No cash consideration was paid in the transactions resulting in the change of control.     Healthcare of Today, Inc. issued 25,000 shares of its common stock in a private transaction under Section 4(2) of the Securities Act of 1933 in exchange for 25,000,000 outstanding shares of Registrant, and exchanged 100,000 shares of Sunarias Corporation for 5,000,000 shares of common stock of Registrant in a private transaction under Section 4(2) of the Securities Act of 1933

(6)
The 25,000,000 issued and outstanding shares of common stock of Registrant acquired by Healthcare of Today, Inc. on May 5, 2010, were acquired from Regina L. Greene, a shareholder of Registrant.  The 5,000,000 shares of common stock of Registrant acquired by Healthcare of Today, Inc. on May 18, 2010, were original issue shares from Registrant.

(7)	There were and are no arrangements or understandings among members of both the former and the new control groups of Registrant and their associates with respect to election of directors or other matters, except as provided in the share acquisition agreement dated February 24, 2010, a copy of which is filed with this report as Exhibit 10.1.

(8) The Company was a “shell company” (as such term is defined in Rule 12b-2 under    the Exchange Act immediately before the completion of the Share Exchange).  Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below in Section 5.06, which is incorporated by reference, is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting the Company’s Common Stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange, with such information reflecting the Company and its securities upon consummation of the Share Exchange.

(b)  Healthcare of Today, Inc acquired control of Alternative Energy Partners, Inc as a result of the acquisition of 25,000,000 shares of Registrant’s common stock from Regina L. Grenene on May 5, 2010.

Section 5.06 Change in Shell Company Status

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act immediately before the completion of the Share Exchange).  As a result of the Share Exchange, Sunarias became our wholly owned subsidiary and became our main operational business.  Consequently, we believe that the Share Exchange has caused us to cease to be a shell company.  For information about the Share Exchange, please see the information set forth above under Items 2.01 of this Current Report on Form 8-K which information is incorporated herein by reference.

Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting the Company’s Common Stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange, with such information reflecting the Company and its securities upon consummation of the Share Exchange.

ITEM 1.	BUSINESS.

The Company

 Alternative Energy Partners, Inc. was incorporated under the laws of the State of Florida on April 28, 2008.  On May 18, 2010, it acquired all of the issued and outstanding common stock of Sunarias Corporation, a California corporation incorporated on February 4, 2010.  Sunarias Corporation is now a wholly-owned subsidiary. Alternative Energy Partners, Inc. and Sunarias Corporation are referred to in this report collectively as the “Company”, “us”, or “we”.

The Business

We are a development stage company. The Company was organized under the laws of the State of Florida on April 28, 2008.  We formed our Company for the purpose of establishing a renewable fuel sources initially within the State of Florida.  Ethanol was our initial intended product and we intend to establish other alternative energy products including, but not limited to, solar and biodiesel.  Our intended products, while not technically difficult to produce, must meet all regulatory requirements prior to being marketed. Moreover, there is a multitude of competitive products already in the market place.  Due to the competitive nature of the market and our continuing capital requirements, we expanded our initial plan to include solar and thermal projects, with the acquisition of Sunarias Corporation on March 18, 2010.

Sunarias Corporation was formed in California for the purpose of providing commercial buildings with advanced solar thermal energy production, allowing businesses to use alternative energy for less.  It offers Solar Thermal Heating and Cooling by use of a controller developed specifically for this process. Sunarias also offers an advanced trough collector design, complemented by sophisticated control and monitoring systems.  Sunarias acquired the technology and proprietary intellectual property from Gary Reed, in exchange for 100,000 shares of Sunarias common stock.  Mr. Reed, the developer of the technology

Current Business of the Company

We are a development stage company which plans to enter into the business of providing commercial buildings with advanced solar thermal energy production, allowing businesses to use alternative energy sources.

Plan of Operation

We are a development stage company which plans to enter into the business of providing commercial buildings with advanced solar thermal energy production, allowing businesses to use alternative energy sources. Initially we intend to market advanced solar thermal energy production to commercial businesses in the southern United States.

Our Product

Sunarias provides commercial buildings with our proprietary advanced solar thermal energy production. Our products offer Solar Thermal Heating and Cooling; our success is in the combination of our creation of a controller developed specifically for this process and our custom high output collector.

We carefully monitor the operating parameters of every step in the process, adjusting flows, rates, temperatures, pressures, and times as needed — always for optimal performance. The system reports back to a central monitoring station several times per second. Our staff then uses our software to analyze, record, and report the performance of every system on our network. If a system falls outside required operation, we immediately dispatch professionals to diagnose and repair.

We pride ourselves not only on our top-of-the-line professional solar thermal energy production system, but on comprehensive customer service that ensures that your system is running at its best, all the time.

Sunarias systems generate heating and cooling to buildings replacing conventional utility use for the same application. Cool your building effectively! Our products are perfect for your retrofit or for your new building.

The following sets forth the major benefits of advanced solar thermal energy production (solar power):

•Solar power is a renewable energy.
•Operating costs for all of our customers will be lower than energy costs from traditional utilities
•Our customers will benefit in meeting the energy reduction mandates of CA AB32
•Our energy production occurs during peak demand periods thereby reducing grid loading
•Solar power is pollution-free during use.

Production end-wastes are manageable using existing recycling technologies. Our chillers use non hazardous materials as refrigerants. This is a newer technology and exciting improvements are constantly underway. We not only follow new innovations in the market we explore creative opportunities that lead innovation.

Competitive Advantages

The Company believes there are several competitive advantages with its system over competitive systems.  Sunarias can produce its systems for less than the competition and specific technology allows these systems to better monitor, report, test, calibrate and communicate system parameters continuously. The system technology is capable of evaluating multiple sources of energy such as heat pumps, boilers, gas fired chillers, conventional chillers, and the solar thermal energy collection combined with the absorption chiller.

At this point however, we cannot provide any assurance or guarantee that we will be successful and capitalize upon the believed competitive advantages described above.

Competition

Our competition represents other companies offering similar solar thermal energy production systems.

There can be no assurance that Sunarias will ever be able to compete with any of the competitors described herein.  In addition, there may be other competitors the company is unaware of at this time that would also impede or prevent the company’s success.

Employees

We currently have only one employee, Jack Stapleton, our President and CEO, but expect to add employees as we expand the business operated by Sunarias.  We also expect the Gary Reed, the developer of the Sunarias technology, will join the company as an officer in the near future.

ITEM 1A.  RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

Risks Relating to Our Business

OUR MANAGEMENT HAS LIMITED EXPERIENCE IN MANAGING AND OPERATING A PUBLIC COMPANY. ANY FAILURE TO COMPLY OR ADEQUATELY COMPLY WITH FEDERAL SECURITIES LAWS, RULES OR REGULATIONS COULD SUBJECT US TO FINES OR REGULATORY ACTIONS, WHICH MAY MATERIALLY ADVERSELY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our current management has limited experience managing and operating a public company and relies in many instances on the professional experience and advice of third parties including its attorneys and accountants. Failure to comply or adequately comply with any laws, rules, or regulations applicable to our business may result in fines or regulatory actions, which may materially adversely affect our business, results of operation, or financial condition and could result in delays in the development of an active and liquid trading market for our stock.

IF WE FAIL TO MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL OVER FINANCIAL REPORTING, OUR ABILITY TO ACCURATELY AND TIMELY REPORT OUR FINANCIAL RESULTS OR PREVENT FRAUD MAY BE ADVERSELY AFFECTED AND INVESTOR CONFIDENCE AND THE MARKET PRICE OF OUR COMMON STOCK MAY BE ADVERSELY IMPACTED.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, or SOX 404, the Securities and Exchange Commission adopted rules requiring public companies to include a report of management on the company’s internal controls over financial reporting in their annual reports, including Form 10-K. Under current SEC rules, our management may conclude that our internal controls over our financial reporting are not effective.  Even if our management concludes that our internal controls over financial reporting are effective, our independent registered public accounting firm may issue a report that is qualified if it is not satisfied with our controls or the level at which our controls are documented, designed, operated or reviewed, or if it interprets the relevant requirements differently from us.

THE LACK OF EXPERIENCED ACCOUNTING STAFF MAY LEAD TO MATERIAL WEAKNESS IN THE PREPARATION OF OUR FINANCIALS.

A material weakness may occur in the preparation of our financials due to insufficient resources in our accounting and finance department, resulting in (i) an ineffective review, monitoring and analysis of schedules, reconciliations and financial statement disclosures, and (ii) the misapplication of U.S. GAAP and SEC reporting requirements. Due to the effect of the lack of resources, including a lack of resources that are appropriately qualified in the areas of U.S. GAAP and SEC reporting, this could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of the Company’s financial information.

THE DEVELOPMENT OF OUR PRODUCTS MAY BE SLOWER THAN PROJECTED.

The development of our products and services and the implementation of such products in customer environments may take longer than expected. The sales cycle for contemplated products is long and the adoption rates are unknown, thus it may take longer for us to achieve meaningful revenue or meet our projections.

OUR PLANNED EXPANSION COULD BE DELAYED OR ADVERSELY AFFECTED BY, AMONG OTHER THINGS, DIFFICULTIES IN OBTAINING SUFFICIENT FINANCING, TECHNICAL DIFFICULTIES, OR HUMAN OR OTHER RESOURCE CONSTRAINTS.

Our planned expansion could be delayed or adversely affected by, among other things, difficulties in obtaining sufficient financing, technical difficulties, or human or other resource constraints. Moreover, the costs involved in these projects may exceed those originally contemplated. Costs savings and other economic benefits expected from these projects may not materialize as a result of any such project delays, cost overruns or changes in market circumstances. Failure to obtain intended economic benefits from these projects could adversely affect our business, financial condition and operating performances.

WE ENCOUNTER SUBSTANTIAL COMPETITION IN OUR BUSINESS AND ANY FAILURE TO COMPETE EFFECTIVELY COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

As described in the products section, for every product we sell, we encounter strong competitors. We anticipate that our competitors will continue to expand and seek to obtain additional market share with competitive price and performance characteristics. Aggressive expansion of our competitors or the entrance of new competitors into our markets could have a material adverse effect on our business, results of operations and financial condition.

OUR LIMITED OPERATING HISTORY MAY NOT SERVE AS AN ADEQUATE BASIS TO JUDGE OUR FUTURE PROSPECTS AND RESULTS OF OPERATIONS.

Our limited operating history may not provide a meaningful basis for evaluating our business. We entered into its current line of business in May, 2010. We cannot guaranty that we will maintain profitability or that we will not incur net losses in the future. We will continue to encounter risks and difficulties that companies at a similar stage of development frequently experience, including the potential failure to:

•  obtain sufficient working capital to support our expansion;

•  expand our product offerings and maintain the high quality of our products;

•  manage our expanding operations and continue to fill customers’ orders on time;

•  maintain adequate control of our expenses allowing us to realize anticipated income growth;

•  implement our product development, sales, and acquisition strategies and adapt and modify them as needed;

•  successfully integrate any future acquisitions; and

•
anticipate and adapt to changing conditions in the battery and light bulb industry resulting from changes in government regulations, mergers and acquisitions involving our competitors, technological developments and other significant competitive and market dynamics.

If we are not successful in addressing any or all of the foregoing risks, our business may be materially and adversely affected.

WE NEED TO MANAGE GROWTH IN OPERATIONS TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO MANAGE GROWTH WILL CAUSE A DISRUPTION OF OUR OPERATIONS RESULTING IN THE FAILURE TO GENERATE REVENUES AT LEVELS WE EXPECT.

In order to maximize potential growth in our current and potential markets, we believe that we must expand our producing operations. This expansion will place a significant strain on our management and our operational, accounting, and information systems. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

WE CANNOT ASSURE YOU THAT OUR GROWTH STRATEGY WILL BE SUCCESSFUL WHICH MAY RESULT IN A NEGATIVE IMPACT ON OUR GROWTH, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOW.

One of our strategies is to grow through increasing our product lines. However, there are many obstacles to expand our product lines. We cannot, therefore, assure you that we will be able to successfully overcome such obstacles and establish our products in any additional markets. Our inability to implement this sustainable growth strategy successfully may have a negative impact on our growth, future financial condition, results of operations or cash flows.

IF WE NEED ADDITIONAL CAPITAL TO FUND OUR GROWING OPERATIONS, WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF OUR OPERATIONS.

If adequate additional financing is not available on reasonable terms, we may not be able to carry out our corporate strategy and we would be forced to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in research and development; and (iv) the amount of our capital expenditures, including acquisitions. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our securities can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If we need additional funding we will, most likely, seek such funding in the United States and the market fluctuations affect on our stock price could limit our ability to obtain equity financing.

If we cannot obtain additional funding, we may be required to: (i) limit our expansion; (ii) limit our marketing efforts; and (iii) decrease or eliminate capital expenditures. Such reductions could materially adversely affect our business and our ability to compete.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are favorable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to the Units. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

NEED FOR ADDITIONAL EMPLOYEES.

The Company’s future success also depends upon its continuing ability to attract and retain highly qualified personnel. Expansion of the Company’s business and operation will require additional managers and employees with industry experience, and the success of the Company will be highly dependent on the Company’s ability to attract and retain skilled management personnel and other employees. There can be no assurance that the Company will be able to attract or retain highly qualified personnel. Competition for skilled personnel in the construction industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees.

THE LOSS OF THE SERVICES OF OUR KEY EMPLOYEES, PARTICULARLY THE SERVICES RENDERED BY OUR SOLE OFFICER AND DIRECTOR, COULD HARM OUR BUSINESS.

Our success depends to a significant degree on the services rendered to us by our key employees.  If we fail to attract, train and retain sufficient numbers of these qualified people, our prospects, business, financial condition and results of operations will be materially and adversely affected. In particular, we are heavily dependent on the continued services of our sole officer and director. The loss of any key employees, including members of our senior management team, and our inability to attract highly skilled personnel with sufficient experience in our industry could harm our business.

WE ARE HIGHLY DEPENDENT ON TECHNOLOGY.
Our business and our results of operations is highly dependent on technology our business faces many technology related risks.  Infringements of our intellectual property could adversely affect our ability to compete. Our patent applications may be rejected in whole or in part in the United States or in other jurisdictions around the world. We may have to defend ourselves against claims of intellectual property infringement, which could be very expensive for us and harm our business and financial condition. We may be a party to lawsuits in the course of our business. Litigation can be expensive, lengthy, and disruptive to normal business operations. Moreover, the results of complex legal proceedings are difficult to predict. An unfavorable resolution of a particular lawsuit could have a material adverse effect on our business, operating results, or financial condition.

THERE IS SUBSTANTIAL COMPETITION IN THE SOLAR AND THERMAL POWER INDUSTRY, MANY OF WHOM ARE MORE HIGHLY CAPITALIZED THAN US, WHICH COULD LIMIT OUR ABILITY TO SUCCESSFULLY IMPLEMENT OUR BUSINESS PLAN.

There is substantial competition in the solar and thermal power industry.  Existing and new competitors may continue to improve their products and to introduce new products with competitive price and performance characteristics.   Our competitors have the advantage of established relationships within the industry and they may be more highly capitalized.  In addition, we cannot assure that additional competitors will not enter our existing markets, or that we will be able to compete successfully against existing or new competition.

OUR FUTURE SUCCESS IS DEPENDENT ON INTELLECTUAL PROPERTY OWNED BY US.

The Company may not be able to protect unauthorized use of intellectual property licensed to us and take appropriate steps to enforce its rights.  Although management does not believe that its services infringes on the intellectual rights of others, there is no assurance that the Company may not be the target of infringement or other claims.  Such claims, even if not true, could result in significant legal and other costs associated and may be a distraction to management.  We plan to rely on a combination of copyright, trade secret, trademark laws and non-disclosure and other contractual provisions to protect our proprietary rights.  Because the policing of intellectual and intangible rights may be difficult and the ideas and other aspects underlying our business model may not in all cases be protectable under intellectual property laws, there can be no assurance that we can prevent competitors from marketing the same or similar products and services.

DIFFICULTIES IN ESTABLISHING A NEW PRODUCT

We are an early stage company, bringing to market an advanced and unproven technology. We may not be able to raise sufficient financing to effect our business plan and deliver products and services that are accepted by customers. If we cannot find adequate capital on reasonable terms, investors will face a significant risk of losing their investments in their entirety.

WE WILL INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH UNITED STATES CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We will incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

WE MAY NOT BE ABLE TO MEET THE INTERNAL CONTROL REPORTING REQUIREMENTS IMPOSED BY THE SECURITIES AND EXCHANGE COMMISSION RESULTING IN A POSSIBLE DECLINE IN THE PRICE OF OUR COMMON STOCK AND OUR INABILITY TO OBTAIN FUTURE FINANCING.

As directed by Section 404 of the Sarbanes-Oxley Act, as amended by SEC Release No. 33-8934 on June 26, 2008, the Securities and Exchange Commission adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports.  In addition, the independent registered public accounting firm auditing a company’s financial statements must also attest to and report on management’s assessment of the effectiveness of the company’s internal controls over financial reporting as well as the operating effectiveness of the company’s internal controls. Commencing with its annual report for the year ending December 31, 2010, we will be required to include a report of management on its internal control over financial reporting.  The internal control report must include a statement of:

•	management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

•	management’s assessment of the effectiveness of its internal control over financial reporting as of year-end; and

•	the framework used by management to evaluate the effectiveness of our internal control over financial reporting.

Furthermore, in the following year, our independent registered public accounting firm is required to file its attestation report separately on our internal control over financial reporting on whether it believes that we have maintained, in all material respects, effective internal control over financial reporting.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule.  In the event that we are unable to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the Securities and Exchange Commission, which could also adversely affect the market price of our securities and our ability to secure additional financing as needed.

Risks Relating To Our Industry

There is substantial competition in the solar and thermal power industry.  Existing and new competitors may continue to improve their products and to introduce new products with competitive price and performance characteristics.   Our competitors have the advantage of established relationships within the industry and they may be more highly capitalized.  In addition, we cannot assure that additional competitors will not enter our existing markets, or that we will be able to compete successfully against existing or new competition.

The Company may not be able to protect unauthorized use of intellectual property licensed to us and take appropriate steps to enforce its rights.  Although management does not believe that its services infringes on the intellectual rights of others, there is no assurance that the Company may not be the target of infringement or other claims.  Such claims, even if not true, could result in significant legal and other costs associated and may be a distraction to management.  We plan to rely on a combination of copyright, trade secret, trademark laws and non-disclosure and other contractual provisions to protect our proprietary rights.  Because the policing of intellectual and intangible rights may be difficult and the ideas and other aspects underlying our business model may not in all cases be protectable under intellectual property laws, there can be no assurance that we can prevent competitors from marketing the same or similar products and services.

Risks Related To Our Securities

OUR COMMON STOCK IS QUOTED ON THE OTC BULLETIN BOARD WHICH MAY HAVE AN UNFAVORABLE IMPACT ON OUR STOCK PRICE AND LIQUIDITY.

Our Common Stock is quoted on the OTC Bulletin Board.  The OTC Bulletin Board is a significantly more limited market than the New York Stock Exchange or NASDAQ system.  The quotation of our shares on the OTC Bulletin Board may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

THERE IS LIMITED LIQUIDITY ON THE OTCBB.

When fewer shares of a security are being traded on the OTCBB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information.  Due to lower trading volumes in shares of our Common Stock, there may be a lower likelihood of one’s orders for shares of our Common Stock being executed, and current prices may differ significantly from the price one was quoted at the time of one’s order entry.

IN ORDER TO RAISE SUFFICIENT FUNDS TO EXPAND OUR OPERATIONS, WE MAY HAVE TO ISSUE ADDITIONAL SECURITIES AT PRICES WHICH MAY RESULT IN SUBSTANTIAL DILUTION TO OUR SHAREHOLDERS.

If we raise additional funds through the sale of equity or convertible debt, our current stockholders’ percentage ownership will be reduced. In addition, these transactions may dilute the value of our common shares outstanding. We may have to issue securities that may have rights, preferences and privileges senior to our common stock. We cannot provide assurance that we will be able to raise additional funds on terms acceptable to us, if at all. If future financing is not available or is not available on acceptable terms, we may not be able to fund our future needs, which would have a material adverse effect on our business plans, prospects, results of operations and financial condition.

OUR ARTICLES OF INCORPORATION PROVIDE FOR INDEMNIFICATION OF OFFICERS AND DIRECTORS AT OUR EXPENSE AND LIMIT THEIR LIABILITY WHICH MAY RESULT IN A MAJOR COST TO US AND HURT THE INTERESTS OF OUR SHAREHOLDERS BECAUSE CORPORATE RESOURCES MAY BE EXPENDED FOR THE BENEFIT OF OFFICERS AND/OR DIRECTORS.

Our articles of incorporation and applicable Florida law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s written promise to repay us if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us which we will be unable to recoup.

We have been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933, as amended (the “Securities Act”), and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

CURRENTLY, THERE IS NO PUBLIC MARKET FOR OUR SECURITIES, AND THERE CAN BE NO ASSURANCES THAT ANY PUBLIC MARKET WILL EVER DEVELOP OR THAT OUR COMMON STOCK WILL BE QUOTED FOR TRADING AND, EVEN IF QUOTED, IT IS LIKELY TO BE SUBJECT TO SIGNIFICANT PRICE FLUCTUATIONS.

We have a trading symbol for our common stock, AEGY, which permits our shares to be quoted on the OTCBB. However, our stock has been thinly traded since approval of our quotation on the over-the-counter bulletin board by FINRA in September, 2008. Consequently, there can be no assurances as to whether:

•  any market for our shares will develop;

•  the prices at which our common stock will trade; or

•  the extent to which investor interest in us will lead to the development of an active, liquid trading market.  Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.

In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for our common stock. Either of these factors could adversely affect the liquidity and trading price of our common stock. Until our common stock is fully distributed and an orderly market develops in our common stock, if ever, the price at which it trades is likely to fluctuate significantly. Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these risk factors, investor perception of us and general economic and market conditions.  No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock.

WE ARE NOT LIKELY TO PAY CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

We currently intend to retain any future earnings for use in the operation and expansion of our business. Accordingly, we do not expect to pay any cash dividends in the foreseeable future, but will review this policy as circumstances dictate.

WE MAY NOT BE ABLE TO EFFECTIVELY CONTROL AND MANAGE OUR GROWTH.

If our business and markets grow and develop as we expect, it may be necessary for us to finance and manage expansion in an orderly fashion. In addition, we may face challenges in managing expanding product offerings. Such eventualities will increase demands on our existing management and facilities. Failure to manage this growth and expansion could interrupt or adversely affect our operations and cause production backlogs, longer product development time frames and administrative inefficiencies.

WE MAY BE SUBJECT TO THE PENNY STOCK RULES WHICH WILL MAKE OUR SECURITIES MORE DIFFICULT TO SELL.

We may be subject in the future to the SEC’s “penny stock” rules if our securities sell below $5.00 per share. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for our securities. As long as our securities are subject to the penny stock rules, the holders of such securities may find it more difficult to sell their securities.

OUR CONTROLLING SHAREHOLDER MAY TAKE ACTIONS THAT CONFLICT WITH YOUR INTERESTS.

Healthcare of Today, Inc. owns approximately 60.5 percent of our common stock pursuant to the terms of the Exchange Agreement.  In this case, all of our officers and directors may be elected by Healthcare of Today, Inc. which will be able to exercise control over all matters requiring shareholder approval, including the election of directors, amendment of our certificate of incorporation and approval of significant corporate transactions, and they will have significant control over our management and policies. The directors elected by this shareholder will be able to significantly influence decisions affecting our capital structure. This control may have the effect of delaying or preventing changes in control or changes in management, or limiting the ability of our other shareholders to approve transactions that they may deem to be in their best interest. For example, our controlling shareholders will be able to control the sale or other disposition of our operating businesses and subsidiaries to another entity.

ITEM 2.       FINANCIAL INFORMATION.

Alternative Energy Partners, Inc. is a reporting company under Section 13 of the Securities Exchange Act of 1934, and files current reports on Forms 10-K and 10-Q with the Securities & Exchange Commission.  The information required by Items 310,303 and 305 of Regulation S-K is incorporated by reference to the audited financial statements included in the Form 10-K for the fiscal year ended July 31, 2009, filed by the Company with the SEC on November 12, 2009 and the unaudited financial statements included in the Forms 10-Q for the quarters ended October 31, 2009 and January 31, 2010, filed with the SEC on December 21, 2009 and March 17, 2010, respectively, all of which are incorporated by reference.

The audited financial statements of Sunarias Corporation from inception through April 30, 2010 are attached to this report as Exhibit 99.

ITEM 3.PROPERTIES

Registrant uses a corporate office located at 2400 E. Commercial Boulevard, Suite 201, Fort Lauderdale, FL 33308, and our telephone number is (954) 351-2554.  This office space and telephone services are currently being provided free of charge.  There are currently no proposed programs for the renovation, improvement or development of the facilities currently used.

Registrant’s management does not currently have policies regarding the acquisition or sale of real estate assets primarily for possible capital gain or primarily for income.  Registrant does not presently hold any investments or interests in real estate, investments in real estate mortgages or securities of or interests in persons primarily engaged in real estate activities.

ITEM 4                      SECURITY OWNERSHIP OF CERTAIN BENFICIAL OWNERS AND MANAGEMENT

As a result of the Exchange Transaction, Healthcare of Today, Inc. holds 30,000 shares out of 49,547,000 issued and outstanding, or 60.5 percent.

The following table sets forth certain information as of May 15, 2010, with respect to the beneficial ownership of our common stock by each beneficial owner of more than 5% of the outstanding shares of common stock of the Company, each director, each executive officer and all executive officers and directors of the Company as a group, and sets forth the number of shares of common stock owned by each such person and group. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.
Pre Acquisition
Title	Name and Address	Amount and	Percentage
of Class	of Beneficial Owner	Nature of	of Class(2)
		Beneficial Ownership

Common Stock	Jack L. Stapleton1	3,000,000	7%
Common Stock	Regina L. Green	25,500,000	57%

Total Directors and Officers as a Group		3,000,000	7%

Post Acquisition

Title	Name and Address	Amount and	Percentage
of Class	of Beneficial Owner	Nature of	of Class(2)
		Beneficial Ownership

Common Stock	Healthcare of Today, Inc. 2219 W. Olive Ave #266 Burbank, CA 91506	30,000,000	60.5%

Common Stock	Jack L. Stapleton1 2400 E Commercial Blvd., Suite 201 Ft. Lauderdale, FL 33308	3,000,000	6.0%
Total Directors and Officers as a Group		3,000,000	6.0%

1 Jack Stapleton is a director and sole officer of  Registrant.

ITEM 5.	DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information concerning the directors and executive officers of the Company.

Name	Age	Position
Jack L. Stapleton	63	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer and Principal Financial Officer)

Philip Morgan	33	Director

Biographies

Jack L. Stapleton currently serves as CEO, President, Secretary, Treasurer and Chairman of the Board of Directors.  Mr. Stapleton received his BBA degree from Morehead University.  From 1967 until 1970, Mr. Stapleton, Certified Public Accountant, worked with Arthur Anderson and from 1970 to 1971, received his Masters Degree in Accounting and Finance from the University of Kentucky.  From 1971 until 1973, Mr. Stapleton worked for Peat Marwick Mitchell where he was an auditing supervisor. From 1974 until 1991, Mr. Stapleton was President and a principal owner of an apparel manufacturing company with offices in Atlanta, Los Angeles and Hong Kong.  In 1986, Mr. Stapleton’s company generated gross sales of approximately $78 million. From 1994 to the present, Mr. Stapleton has been involved as an investment banker where he assisted in the structure, management and funding of emerging companies.

Philip Morgan serves as a Director.  From January 2008 to the present, Philip Morgan has been President and Founder of Positive Revolution Inc. in San Marcos, California.  Positive Revolution was designed to create a network of positive individuals and organizations working together for positive social change. From June 2006 until January 2008, Mr. Morgan was the President and CEO of Audio Stocks Inc. a public company in Carlsbad, California where he managed a team of five Business Development managers and 22 independent sales reps.  From June 2005 until June 2006, Mr. Morgan bought and sold a chain of struggling Quick Service Restaurant Concepts, Super Cafes' in which he brought back on-line.  From January 2001 until June 2005, Mr. Morgan was Sales Director at Focus Brands and Raving Brands in Atlanta, Georgia.  Mr. Morgan was instrumental in the growth of 580 franchise units through generation of new business relationships and strategic distribution sales channels. During his career, Mr. Morgan has been involved in multiple financings, merger and acquisition transactions totaling over $200 million.
ITEM 6.	EXECUTIVE COMPENSATION
The following table sets forth information concerning the aggregate compensation paid or to be paid by the Company to its executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Jack L. Stapleton, President, CEO, Chairman of the Board	2010 2009 2008	$ $ $	24,221 16,148 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	$ $ $	0 0 0

Philip Morgan. Director	2010 2009	$ $	0 0	0 0	0 0	0 0	0 0	0 0	0 0	$ $	0 0

Compensation Committee

We have not formed an independent compensation committee.

Director Compensation

Directors receive no compensation for serving on the Board.

ITEM 7.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE .

None

            ITEM 8      LEGAL PROCEEDINGS

We are currently not involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our company or any of our subsidiaries, threatened against or affecting our company, our common stock, any of our subsidiaries or of our company’s or our company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

ITEM 9.                      MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, par value $0.0001 per share, has a trading symbol (“AEGY”) but has been thinly traded on the Over-The-Counter Bulletin Board (“OTCBB”).  Our common stock has been listed on the OTCBB since September 28, 2009.

The market price of our common stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market, and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our common stock, regardless of our actual or projected performance.

Holders

As of the date hereof, 49,547,000 shares of common stock are issued and outstanding.  There are approximately 33 shareholders of our common stock.

Transfer Agent and Registrar

The Transfer Agent for our common stock is Olde Monmouth Stock Transfer, with an address at 200 Memorial Parkway, Atlantic Heights, NJ 07716.

Penny Stock Regulations

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).
For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealers presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our common stock will be made at the discretion of our board of directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of common stock.  In addition, we currently have no plans to pay such dividends.  However, even if we wish to pay dividends, we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from and of Sunarias. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

Equity Compensation Plan Information

None.

ITEM 10.	RECENT SALES OF UNREGISTERED SECURITIES.
Pursuant to the Exchange Agreement, on May 18, 2010, we issued 5,000,000 shares of Common Stock to Healthcare of Today, Inc., the sole shareholder of Sunarias Corporation, in exchange for 100 percent of the outstanding shares of Sunarias.  The securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons (1) involved in the deal, the size of the offering, and the manner of the offering.

We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, Healthcare of Today, Inc. had the necessary investment intent as required by Section 4(2) since it agreed to and received a share certificate bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for Share Exchange transaction.

ITEM 11.	DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

No shares of our common stock are being registered as a result of the Exchange Transaction. The following description of our capital stock is a summary of the material terms of our capital stock. This summary is subject to and qualified in its entirety by our Articles of Incorporation and Bylaws, and by the applicable provisions of Florida state law.

Common Stock

Our authorized capital stock consists of 75,000,000 shares of common stock, $0.0001 par value per share (the “Common Stock”) of which 49,547,000 shares are issued and outstanding as of May 15, 2010.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our common stock will be made at the discretion of our board of directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of common stock.  In addition, we currently have no plans to pay such dividends.  However, even if we wish to pay dividends, we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from Sunarias. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

Voting Rights

Holders of Common Stock are entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Company.   As a result of the transactions described in this Current Report, Healthcare of Today, Inc. holds 60.5 percent of our outstanding voting Common Stock and may act for the Registrant without the vote of any other shareholder.  See, “Risk Factors”.

ITEM 12.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Florida Business Corporation Act, as amended (the Florida  Act"), provides that, in general, a business corporation may  indemnify any person who is or was a party to any  proceeding (other than an action by, or in the right of, the corporation)  by reason  of the fact that he or she is or was a director or officer of  the corporation, against liability incurred in connection with such  proceeding, including any appeal thereof, provided  certain standards  are met, including that such officer or director  acted in  good faith and in a manner he or she reasonably believed to be in,  or not opposed to, the best interests of the corporation, and provided  further  that, with respect to any  criminal  action  or proceeding,  the  officer or director had no reasonable cause  to believe  his  or  her  conduct  was  unlawful.  In the  case   of   proceedings by or in the right of the corporation, the Florida Act provides that, in general, a corporation may indemnify any  person who was or is a party to any such proceeding by reason of the fact that  he or she is or was a director or officer of the corporation against  expenses  and  amounts paid in  settlement  actually  and reasonably  incurred in connection with the defense or  settlement of  such  proceeding, including any appeal thereof, provided  that such  person  acted  in  good faith and in  a  manner  he  or  she reasonably  believed  to  be  in, or  not  opposed  to,  the  best interests of the corporation, except that no indemnification shall be  made  in  respect  of any claim as to  which  such  person  is adjudged   liable   unless  a  court  of  competent   jurisdiction determines  upon application that  such  person  is  fairly  and reasonably entitled to indemnity. To the extent that any officers or directors are successful on the merits or otherwise  in  the  defense of any of the proceedings described above, the Florida Act provides  that  the  corporation is  required  to  indemnify  such officers  or  directors against expenses actually  and  reasonably incurred in connection therewith. However, the Florida Act further provides  that,  in  general, indemnification  or  advancement  of expenses  shall  not be made to or on behalf  of  any  officer  or director  if a judgment or other final adjudication  establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation  of the  criminal  law, unless the director or officer had  reasonable cause to believe his or her conduct  was  lawful  or  had  no reasonable  cause to believe it was unlawful; (ii)  a transaction from  which  the director or officer derived an improper  personal benefit;  (iii)  in  the case of a director, a circumstance  under which  the  director has voted for or assented to  a  distribution made in violation of the Florida Act or the corporation's articles of  incorporation;  or  (iv)  willful misconduct  or  a  conscious disregard  for  the  best  interests  of  the  corporation  in   a proceeding  by  or in the right of the corporation  to  procure  a  judgment in its favor or in a proceeding by or in the right  of  a shareholder.   Under  the  terms  of  the  Company's  Articles  of Incorporation and Bylaws, the Company shall indemnify any director or  officer or any former director and officer, and may  indemnify any  employee  or  former employer, in each case  to  the  fullest extent permitted by law.

ITEM 13.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.
Please see our financial statements attached to the end of this Registration Statement.

ITEM 14.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There have been no changes in our disagreements with our independent accountants on accounting and financial disclosure.  The auditor of record for Alternate Energy Partners, Inc. is and has been Berman & Company, of Boca Raton, Florida.  The independent auditors for Sunarias Corporation is Berman, Hopkins, Wright & LaHam, CPAs and Associates, LLP of Winter Park and Melbourne, Florida.

ITEM 15.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	The following financial statements are filed as part of or incorporated by reference in this report:
(1)
Audited Financial Statements for Alternative Energy Partners, Inc. for the fiscal years ended February 28, 2009 and 2008 (incorporated by reference to the Form 10-K filed by Registrant on November 12, 2009).

(2)	Unaudited Financial Statements for the quarter ended October 31, 2009 (incorporated by reference to the Form 10-Q filed by Registrant on December 21, 2009.
(3)	Unaudited Financial Statements for the quarter ended January 31, 2010 (incorporated by reference to the Form 10-Q filed by Registrant on March 17, 2010.
(4)	Audited Financial Statements for Sunarias Corporation for the period from Inception to April 30, 2010, attached as Exhibit 99 to this report.

(b)	Exhibits.

See Item 9.01(d) of this Current Report.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of Sunarias Corporation as of April 30, 2010 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

See Item 9.01(c).

(c)  Shell Company Transactions.

Reference is made to Item 5.06 and Exhibit 99 which are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

2.1	Acquisition Agreement, dated February 24, 2010, between Healthcare of Today, Inc. and Regina L. Greene, majority shareholder of Alternative Energy Partners, Inc., Registrant corporation.
2.2.	Acquisition Agreement, dated February 24, 2010, between Healthcare of Today, Inc., Alternative Energy Partners, Inc., Registrant corporation, and Sunarias Corporation.
99	The Audited Financial Statements of Sunarias Corporation as of April 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: May 18, 2010	By:	/s/ Jack L. Stapleton
Jack L. Stapleton
Chief Executive Officer